UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549





                                 FORM 8-K

                              CURRENT REPORT

                      Pursuant to Section 13 or 15(d)
                  of the Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported):  June 27, 1996

                      TIS MORTGAGE INVESTMENT COMPANY
__________________________________________________________________________
          (Exact name of registrant as specified in its charter)



       Maryland                  1-10004                94-3067889
  __________________       ___________________     _____________________
    (State or other         (Commission File         (I.R.S. Employer
    jurisdiction of              Number)          Identification Number)
   incorporation or
     organization)


     655 Montgomery Street, Suite 800
        San Francisco, California                        94111
 _______________________________________               __________
 (Address of principal executive offices)              (Zip Code)



                              (415) 393-8000
__________________________________________________________________________
           (Registrant's telephone number, including area code)

                      TIS MORTGAGE INVESTMENT COMPANY


Item 5.   Other Events.

     On June 27, 1996, the Board of Directors announced that as of July 1, 1996 the Company will be a self-administered Real Estate Investment Trust and will no longer be managed by TIS Financial Services, Inc. ("TISFIS"). A copy of the press release is set forth as Exhibit 99.1.

     In connection with becoming self-administered, the Company has entered into a three-year employment agreement with Lorraine O. Legg, who will serve as the Company's Chairman and President, a two-year employment agreement with John E. Castello, who will serve as Executive Vice President and Chief Financial Officer, and a Facilities and Expense Sharing Agreement (the "Facilities Agreement") with TISFIS. A copy of each employment agreement and the Facilities Agreement is set forth as Exhibits 10.1, 10.2 and 10.3, respectively.

     The Company also announced that Patricia M. Howe has elected to resign her office as Chairman of the Board of Directors effective June 30, 1996, but will continue to serve the Company as a director. Lorraine O. Legg will succeed Ms. Howe as the Chairman of the Board.

     The Board of Directors also announced that it approved a technical amendment to the By-Laws to permit the Company to set the term of its executives' employment according to the terms of approved employment contracts. A copy of Amendment No. 1 to the Restated By-Laws of the Company is set forth as Exhibit 3.2.

     (a)  Exhibits required by Item 601 of Regulation S-K:

Exhibit No.   Description of Exhibits
- -----------   -----------------------
 3.2          Amendment No. 1 to the Restated By-Laws.

10.1 Employment Agreement, dated July 1, 1996, between the Company and Lorraine O. Legg.

10.2 Employment Agreement, dated July 1, 1996, between the Company and John E. Castello.

10.3 Facilities and Expense Sharing Agreement, dated July 1, 1996, between the Company and TISFIS.

99.1          Press Release dated June 27, 1996.

                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              TIS MORTGAGE INVESTMENT COMPANY

Dated:  July 9, 1996          By:  /s/ John E. Castello
                                 --------------------------------------
                                  JOHN E. CASTELLO, Executive Vice
                                  President and Chief Financial Officer

EXHIBIT INDEX


Exhibit No.   Item                                               Page No.

   3.2        Amendment No. 1 to the Restated By-Laws.              5

  10.1        Employment Agreement, dated July 1, 1996, between     6
              the Company and Lorraine O. Legg.

  10.2        Employment Agreement, dated July 1, 1996, between     17
              the Company and John E. Castello.

  10.3        Facilities and Expense Sharing Agreement, dated       28
              July 1, 1996, between the Company and TISFIS.

  99.1        Press Release dated June 27, 1996.                    37